[FRONT OF OPTION AGREEMENT]

                                     [LOGO]
                          21st CENTURY HOLDING COMPANY

                             2002 Stock Option Plan
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                              EXPLORE YOUR OPTIONS

Option to Purchase: (FIELD(QUANTITY))
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Granted to:  FIELD (FIRST NAME) FIELD(LAST NAME)
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This stock option grant has been executed as of  ___________,  200_ on behalf of
21st Century Holding Company at the option price of $____.


                                       -----------------------------------------
                                       Edward J. Lawson
                                       President and Chairman of the Board


 This is not a stock certificate or a negotiable instrument. Non-Transferable.

                          [REVERSE OF OPTION AGREEMENT]

                                     [LOGO]
                          21st CENTURY HOLDING COMPANY

                             2002 Stock Option Plan
                   Incentive/Non-Statutory Stock Option Notice

FIELD (First Name)   FIELD (Last Name)
FIELD (Address)
FIELD (City State Zip)

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Optionee:                         FIELD(First Name)
                                  FIELD (Last Name)
Grant Date:                       ________, 200_
Shares Granted:                   FIELD(Quantity)
Stock Option Price:               _________
Last Date to Exercise:            _/_/20__
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We are pleased to inform you that the  Compensation  Committee  of the Board has granted you an option to purchase 21st Century Holding Company common stock. Your grant has been made under the Company's 2002 Stock Option Plan (the "Plan"), which together with the terms contained in this Notice, sets forth the terms and conditions of your grant and is incorporated herein by reference. A copy of the Plan is attached. Please review it carefully.

Vesting:

Subject to the terms of the Plan, shares vest according to the following vesting schedule:

Date of Vest       Shares Vesting       Vesting in Period       Last Date to
                   Over the Period           Occurs               Exercise
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 _/_/20__           __________            End of Period          _/_/20__




Exercise:
You may exercise this Option, in whole or in part, to purchase a whole number of vested shares at any time, by following the exercise procedures set up by the Company. All exercises must take place before the Last Date to Exercise of such earlier date as is set out in the Plan following your death, disability or your ceasing to be an employee. The number of shares you may purchase as of any date cannot exceed the total number of shares vested by that date, less any shares you have previously acquired by exercising this Option.

[FOR INCENTIVE STOCK OPTIONS ONLY]

Employment Requirements:
The Plan sets out the terms and conditions that govern this grant in the event of your termination of employment, death or disability. Please review the plan document for information concerning the status of vested and unvested options in the event of your termination of employment, death or disability.

Taxes, Withholding and Disposition of Stock:

This Option is not intended to be an incentive  Stock  Option,  as defined under
Section 422(b) of the Internal Revenue Code. In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the exercise or sale of shares arising from this grant, the Company shall have the right to require such payments from your, or withhold such amounts from other payments due to you from the Company.

You agree to notify the Company when you sell or otherwise transfer or dispose of the shares acquired by exercising this Option.

                           [FORM OF ACKNOWLEDGEMENT]

           [LOGO]                P.O. Box 407193. Fort Lauderdale, Florida 33340
21st CENTURY HOLDING COMPANY          (954) 581-9993 office.  (954) 316-9021 fax

__________________, 200_

FIELD(Mr Mrs Ms) FIELD(First Name) FIELD(Last Name)
FIELD(Address)
FIELD(City State Zip)



Dear FIELD(Mr Mrs Ms) FIELD(Last Name):

      Granted To:          FIELD(First Name) FIELD(Last Name)

      Grant Date:          _/_/20__

      Quantity Granted:    FIELD(Quantity)

      Option Price:        $_________ per share

      Expiration:          _/_/20__

      Vest Schedule:       _________% per year

      Type (ISO or NQ):    ____


By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the 21st Century Holding Company 2002 Stock Option Plan (the "Plan"). I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of the Option and the Plan.



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Signature                                        Date


Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.